AMERICAN VARIABLE INSURANCE SERIES
             333 South Hope Street, Los Angeles, California 90071
                          Telephone  (213) 486-9200


CHAD L. NORTON
Secretary

May 30, 2000

Document Control
Division of Investment Management -
Office of Insurance Products
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

Re: American Variable Insurance Series (the "Series")
    File No. 2-86838 and No. 811-3857

Dear Sir or Madam:

Enclosed, pursuant to Rule 14a-6(b) are Letter to Shareholders, Notice, Proxy Statement and Proxy Card, which were mailed to shareholders of the above-named fund. The proxy materials are in connection with the meeting of shareholders to be held on June 20, 2000.

       Sincerely,
       /s/ Chad L. Norton
       Chad L. Norton

Enclosure

                     AMERICAN VARIABLE INSURANCE SERIES
           333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA  90071

                           GLOBAL GROWTH FUND
                    GLOBAL SMALL CAPITALIZATION FUND
                              GROWTH FUND
                           INTERNATIONAL FUND
                             NEW WORLD FUND
                           GROWTH-INCOME FUND
                          ASSET ALLOCATION FUND
                                BOND FUND
                          HIGH-YIELD BOND FUND
                 U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
                          CASH MANAGEMENT FUND


Important Information for Contract Owners:

 A meeting of shareholders of the 11 funds listed above (each a "Fund" and collectively, the "Funds") comprising American Variable Insurance Series (the "Series") will be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time. These materials discuss the proposals to be voted on at the meeting, and contain a Proxy Statement and Proxy Instruction Card.

 All of the Funds' outstanding shares are owned of record by the separate accounts of insurance companies. These companies use the Funds as the underlying investments for variable annuity and variable life insurance contracts issued by them. A Proxy Instruction Card is, in essence, a ballot. When you complete your Proxy Instruction Card, it tells your insurance company how to vote its proxy on important issues relating to the Fund(s) underlying your insurance contract. If you complete and sign the Proxy Instruction Card, the shares of the Funds related to your insurance contract will be voted exactly as you instruct. If you simply sign the Proxy Instruction Card without otherwise completing it, your insurance company will vote these shares for the proposals. If you do not return a Proxy Instruction Card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of insurance contracts.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

 We are sure that you, like most people, lead a busy life and are tempted to put these materials aside for another day. Please don't delay. We urge you to review the Proxy Statement and mark, sign and return the enclosed Proxy Instruction Card today. If contract owners do not return their signed Proxy Instruction Cards, additional expenses may be incurred to pay for follow-up mailings and telephone calls. PLEASE BE SURE TO SIGN AND RETURN EACH PROXY INSTRUCTION CARD REGARDLESS OF HOW MANY YOU RECEIVE.

 Thank you for investing with us and for your continuing support.


Sincerely,
James F. Rothenberg James K. Dunton
CHAIRMAN OF THE BOARD PRESIDENT
                     AMERICAN VARIABLE INSURANCE SERIES
                                   ________

                              GLOBAL GROWTH FUND
                        GLOBAL SMALL CAPITALIZATION FUND
                                  GROWTH FUND
                              INTERNATIONAL FUND
                                NEW WORLD FUND
                              GROWTH-INCOME FUND
                            ASSET ALLOCATION FUND
                                  BOND FUND
                            HIGH-YIELD BOND FUND
                   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
                            CASH MANAGEMENT FUND
                                  ________

                      NOTICE OF MEETING OF SHAREHOLDERS
                               JUNE 20, 2000
                                   ________

TO THE SHAREHOLDERS OF
AMERICAN VARIABLE INSURANCE SERIES:

 A meeting of shareholders of the funds listed above (each a "Fund" and collectively, the "Funds") comprising American Variable Insurance Series (the "Series") will be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time. Each of the Funds represents a separate, fully managed portfolio of securities with its own investment objective(s) and policies and two classes of shares -- Class 1 and Class 2. The meeting is being held to consider and vote on the following matters for each Fund as indicated below and described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 10 Trustees (Proposal 1 -- ALL FUNDS).

2. A proposal to eliminate or revise certain of the Funds' investment restrictions (Proposal 2 - ALL FUNDS except, for Items 2A and 2B,
Cash Management Fund).

3. Approval of an amendment to the Declaration of Trust to change the name of the Series (Proposal 3 - ALL FUNDS).

4. Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountant for the Series for the fiscal year 2000 (Proposal 4
- ALL FUNDS).

  The Board of Trustees has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF EACH FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY INSTRUCTION CARD, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. YOUR SIGNING IT WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Trustees,
    CHAD L. NORTON
    SECRETARY

May 26, 2000

                                   IMPORTANT

YOU CAN HELP THE SERIES AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY INSTRUCTION CARD. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY INSTRUCTION CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                       AMERICAN VARIABLE INSURANCE SERIES
              333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                    ________
                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                 JUNE 20, 2000
                                    ________

 The enclosed proxy is solicited by the Board of Trustees of the Series in connection with the meeting of shareholders of the Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Asset Allocation, Bond, High-Yield Bond, U.S. Government/AAA-Rated Securities and Cash Management Funds to be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time.

 All of the Funds' outstanding shares are owned of record by the separate accounts of insurance companies (the "Participating Insurance Companies") that use the Funds as the underlying investments for variable annuity and variable life insurance contracts. Under current law, the Participating Insurance Companies are required to solicit voting instructions from contract owners who beneficially own shares in the Funds as of the record date noted below. If you complete and sign the enclosed Proxy Instruction Card, the Participating Insurance Company that issued your insurance contract will vote the shares of the Fund(s) related to your contract exactly as you instruct. If you simply sign the Proxy Instruction Card without otherwise completing it, your Participating Insurance Company will vote these shares for the proposals. If you do not return a Proxy Instruction Card at all, your Participating Insurance Company will vote these shares in the same proportion as shares for which instructions have been received from other owners of contracts.

  You can revoke a Proxy Instruction Card before its exercise, either by filing with the Participating Insurance Company a written notice of revocation, or by delivering a duly executed Proxy Instruction Card bearing a later date.
Because contract owners are indirectly invested in the Funds through their contracts and have the right to instruct the Participating Insurance Companies how to vote shares of the Funds on all matters requiring a shareholder vote, contract owners should consider themselves shareholders of the Funds for purposes of this Proxy Statement. This Proxy Statement and Proxy Instruction Card were first mailed to shareholders on or about May 26, 2000.
 The Series is a fully managed, diversified, open-end investment company consisting of 11 Funds, each of which represents a separate fully managed portfolio of securities with its own investment objective(s) and policies, and two classes of shares -- Class 1 and Class 2. At the close of business on April 14, 2000, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the Funds:

Fund                                 Class 1           Class 2

Global Growth                        18,740,277        23,377,520

Global Small Capitalization          16,437,397        10,176,051

Growth                               114,660,634       20,149,139

International                        152,208,345       18,286,271

New World                            5,336,556         5,748,586

Growth-Income                        191,607,224       42,410,793

Asset Allocation                     84,704,203        24,244,955

Bond                                 15,711,906        10,532,634

High-Yield Bond                      41,549,829        8,304,548

U.S. Government/AAA-Rated            35,730,545        4,472,961
Securities

Cash Management                      22,280,251        3,700,166


 Each share of the Series (whether Class 1 or Class 2) is entitled to one vote. There is no provision for cumulative voting. No contract owner is known by the Series to own beneficially 5% or more of the outstanding shares of any Fund.

 Shareholders of each Fund will vote separately with respect to Proposal 2 (if applicable); shareholders of each Fund will vote together on Proposals 1, 3 and
4. Class 1 and Class 2 shareholders of each Fund will vote together on all Proposals.

 With respect to the election of trustees (Proposal 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote to approve Proposal 3 is the affirmative vote of more than 50% of all outstanding voting shares on the record date. The vote required to approve Proposal 4 is the affirmative vote of a majority of all shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

 Ten trustees are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the trustees' terms will be indefinite in length. All of the nominees for trustee except Lee A. Ault III, James K. Dunton, Leonard R. Fuller, Donald D. O'Neal, and Kirk P. Pendleton were elected by shareholders at their last meeting on March 14, 1995. Mr. Pendleton was elected by the Board of Trustees in 1996, Mr. Ault and Mr. Fuller were elected by the Board of Trustees in 1999, and Mr. Dunton and Mr. O'Neal were nominated by the Board of Trustees in 2000.

 Each of the nominees has agreed to serve as trustee if elected. If any unforseen event prevents one or more of the nominees from serving as a trustee, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Trustees shall recommend. The table below sets forth certain information regarding the nominees.

                                                                              MEMBERSHIPS ON
                            CURRENT PRINCIPAL                 YEAR            BOARDS OF OTHER
NAME OF NOMINEE             OCCUPATION AND                    FIRST           REGISTERED INVESTMENT
(POSITION WITH FUND)        PRINCIPAL EMPLOYMENT              ELECTED A       COMPANIES AND PUBLICLY
AND AGE                     DURING PAST FIVE YEARS #          TRUSTEE         HELD COMPANIES
Lee A. Ault III             Chairman, IN-Q-IT, Inc.;          1999            Equifax, Inc.
                            former Chairman
(Trustee)                   and Chief Executive Officer,                      Office Depot, Inc.
                            Telecredit, Inc.
63                                                                            Sunrise Medical, Inc.

H. Frederick Christie       Private Investor; former          1994            The American Funds Group
                            President and
(Trustee)                   Chief Executive Officer, the                      (Director/Trustee - 18
                            Mission Group                                     funds)
66                          (non-utility holding company,
                            subsidiary of
                            Southern California Edison
                            Company)

Joe E. Davis                Private Investor: former          1991            Anworth Mortgage
                            Chairman of the                                   Securities,  Inc.
(Trustee)                   Board, Linear Corporation;                        BMC Industries, Inc.
                            former President,
65                          and Chief Executive Officer,                      Natural Alternatives, Inc.
                            National
                            Health Enterprises, Inc.                          Wilshire Technologies, Inc.

James K. Dunton*            Senior Vice President and         Nominee         The American Funds Group
                            Director, Capital
(President and Nominee)     Research and Management                           (Director - 1 fund)
                            Company
62

Martin Fenton               Chairman, Senior Resource         1995            The American Funds Group
                            Group, LLC
(Trustee)                   (development and management                       (Director/Trustee - 14
                            of senior                                         funds)
65                          living communities)

Leonard R. Fuller           President, Fuller Consulting      1999            The American Funds Group
                            (financial
(Trustee)                     management consulting firm)                       (Director/Trustee - 12
                                                                              funds)
53

Mary Myers Kauppila         Private investor, former          1994            The American Funds Group
                            Owner and President,
(Trustee)                   Energy Investment, Inc.                           (Director/Trustee - 4
                                                                              funds)
46

Donald D. O'Neal*           Vice President, Capital           Nominee
                            Research and
(Nominee)                   Management Company
39

Kirk P. Pendleton           Chairman and Chief Executive      1996            The American Funds Group
                            Officer,
(Trustee)                   Cairnwood, Inc. (venture                          (Director/Trustee - 5
                            capital investment)                               funds)
60                                                                            York Group, Inc.

James F. Rothenberg*        President and Director,           1995            The American Funds Group
                            Capital Research and
(Chairman of the Board)     Management Company                                (Director/Trustee - 2
                                                                              funds)
53


__________________
# Corporate positions, in some instances, may have changed during this period.

* Is considered an "interested person" of the Series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea CA 92821, serves as the investment adviser and manages the business affairs of The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. Capital International, Inc., an affiliate of Capital Research and Management Company, manages Emerging Markets Growth Fund, Inc.

                                  ____________

 The Series has an Audit Committee composed of Lee A. Ault III, H. Frederick Christie, Joe E. Davis, and Martin Fenton. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

 The Series has a Nominating Committee composed of Lee A. Ault III, Joe E. Davis and Mary Myers Kauppila. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as trustees of the Series. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Series, c/o the Series' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

 The Series has a Contracts Committee composed of all trustees who are not considered to be "interested persons" of the Series within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of any investment advisory and service agreement and plan of distribution under rule 12b-1 that the Series proposes to enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

 There were four Board of Trustees, two Audit Committee, one Nominating Committee and one Contracts Committee meetings during the year ended December 31, 1999. All incumbent trustees attended 100% of all Board meetings and meetings of the committees of which they were members.

 The Series pays no salaries or other compensation to its trustees other than trustees' fees, which are paid to those trustees who are unaffiliated with the Investment Adviser as described below.


                             DIRECTOR COMPENSATION

                                                   TOTAL COMPENSATION
                                                   (INCLUDING VOLUNTARILY
                                                   DEFERRED COMPENSATION/1/)                                    TOTAL
                           AGGREGATE               FROM ALL FUNDS MANAGED                                    NUMBER
                           COMPENSATION
                           (INCLUDING              BY CAPITAL RESEARCH AND                                    OF FUND
                           VOLUNTARILY
                           DEFERRED                MANAGEMENT COMPANY                                    BOARDS
                           COMPENSATION/1/)                                                            ON
                           FROM THE SERIES         OR ITS AFFILIATES/2/ FOR                                    WHICH
                           DURING
                           THE FISCAL YEAR         THE FISCAL YEAR ENDED 11/30/99                                    TRUSTEE
                           ENDED 11/30/99
 TRUSTEE                    AND ONE-MONTH          AND ONE-MONTH ENDED 12/31/99                                      serves
                           ENDED 12/31/99                                                              /2/
                           11/30/99                12/31/99           11/30/99          12/31/99
Lee A. Ault III            $11,667                 $13,500            $11,667           $13,500        1

H. Frederick               33,500/3/               13,500/3/          204,200           33,150         18
Christie

Joe E. Davis               36,500                  13,500             36,500            13,500         1

James K. Dunton            none/4/                                    none/4/                          1
(nominee)

Martin Fenton              34,500/3/               13,500/3/          124,700           15,900         16

Leonard R. Fuller          11,667                  13,500             60,867            20,200         13

Mary Myers Kauppila        32,500/3/               13,500/3/          115,500           23,250         5

Donald D. O'Neal           none/4/                                    none/4/
(nominee)

Kirk P. Pendleton          30,500/3/               13,500/3/          135,000           19,500         7

James F. Rothenberg        none/4/                                    none/4/                          1


/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the trustee.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Series (plus earnings thereon) as of the fiscal year ended December 31, 1999 for participating trustees is as follows: H. Frederick Christie ($155,207), Martin Fenton ($49,789), Mary Myers Kauppila ($223,397), and Kirk P. Pendleton ($164,951). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustee.

/4/ James K. Dunton, Donald D. O'Neal and James F. Rothenberg are affiliated with the Series' Investment Adviser and, therefore, receive no remuneration from the Series.


                            OTHER EXECUTIVE OFFICERS

NAME                                                                                   OFFICER
(POSITION WITH SERIES)                                                                 CONTINUOUSLY
AND AGE                                 PRINCIPAL OCCUPATION /1/                       SINCE/2/
Abner D. Goldstine                      Senior Vice President and Director,            1993
(Senior Vice President)                 Capital Research and Management
                                        Company
70

Michael J. Downer                       Senior Vice President -- Fund                  1991
                                        Business Management
(Senior Vice President)                 Group, Capital Research and
                                        Management Company
45

Alan N. Berro                           Senior Vice President, Capital                 1999
                                        Research Company
(Vice President)
40

Claudia P. Huntington                   Senior Vice President, Capital                 1994
                                        Research Company
(Vice President)
38

Robert W. Lovelace                      Vice President, Capital Research and           1997
                                        Management
(Vice President)                        Company
38

John H. Smet                            Vice President, Capital Research and           1994
                                        Management
(Vice President)                        Company
43

Susan M. Tolson                         Senior Vice President, Capital                 1999
                                        Research Company
(Vice President)
38

Chad L. Norton                          Vice President -- Fund Business                1994
                                        Management Group,
(Secretary)                             Capital Research and Management
                                        Company
39

Robert P. Simmer                        Vice President -- Fund Business                1994
                                        Management Group,
(Treasurer)                             Capital Research and Management
                                        Company
39

Sheryl F. Johnson                       Assistant Vice President - Fund                1997
                                        Business Management
(Assistant Treasurer)                   Group, Capital Research and
                                        Management Company
31

David A. Pritchett                      Assistant Vice President - Fund                1998
                                        Business Management
(Assistant Treasurer)                   Group, Capital Research and
                                        Management Company
33


/1/   The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers hold office until their respective successors are elected, or until they resign or are removed.

PROPOSAL 2:  APPROVAL OF THE ELIMINATION OR REVISION
OF CERTAIN OF THE SERIES' FUNDAMENTAL INVESTMENT POLICIES
INTRODUCTION AND SUMMARY

  Each of the Funds is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Series on behalf of the Funds, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Series' Board of Trustees without shareholder approval.

  Some of the Funds' existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, the Investment Adviser believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

  The Board of Trustees, together with the Series' senior officers, have analyzed the current fundamental investment restrictions for each of the Funds, and have concluded that certain restrictions should be revised and reclassified as non-fundamental, and certain other restrictions should be eliminated. The specific proposals are discussed below.

  The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Series will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

  IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES
OF THE FUNDS, WHICH REMAIN UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY FUND.

  The texts of the proposed changes to the Funds' fundamental restrictions are set forth below. Shareholders owning either Class 1 or Class 2 shares of a Fund (other than the Cash Management Fund) may vote for or against any or all of the changes that are the subject of Proposal 2. Because Proposals 2A and 2B do not apply to the Cash Management Fund, its shareholders may vote for or against Proposal 2C only. If the proposed changes are approved by the Funds' shareholders, the Series' prospectus and statement of additional information will be revised accordingly.

RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL (AND RELATED RESTRICTIONS PROPOSED TO BE ELIMINATED)

2A.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

  These restrictions deal with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revisions would allow the Funds (other than the Cash Management Fund) to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Funds' investment objectives. Current industry practice is to rely on the 1940 Act for investor protection.

 CURRENT TEXT (ALL FUNDS EXCEPT U.S. GOVERNMENT/AAA-RATED SECURITIES FUND AND CASH MANAGEMENT FUND)

[The Fund may not$] purchase securities of other investment companies, (except in connection with a merger, consolidation, acquisition, or reorganization); except that the Global Small Capitalization Fund may invest up to 5% of its total assets in the securities of other managed investment companies. Any such investments by the Global Small Capitalization Fund shall be limited to 3% of the voting stock of any investment company, provided, however, that the investment in the open market of a closed-end investment company where no more than customary broker's commissions are involved shall not be prohibited by this restriction.

  CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)
 [The Fund may not...] knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

 PROPOSED TEXT (ALL FUNDS EXCEPT CASH MANAGEMENT FUND)
[The Fund may not$] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

2B. ILLIQUID/RESTRICTED SECURITIES

  Each of the Funds has fundamental policies limiting the acquisition of "illiquid securities" (including repurchase agreements maturing in more than seven days). In addition, the U.S. Government/AAA-Rated Securities Fund has a fundamental policy prohibiting the acquisition of "restricted securities" (I.E., securities with legal or contractual limitations on transfer). These policies are not required to be fundamental by the 1940 Act. Historically, there has been a concern that restricted securities, which typically cannot be resold to the public, may be difficult for a mutual fund to sell at approximately the value at which the fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace.

    For all funds other than the Cash Management Fund (which would retain its current restriction), investors would be protected by the proposed, non-fundamental investment restriction covering illiquid securities. The proposed increase in the limit on these investments, from 10% of total assets to 15% of net assets, is consistent with current regulatory standards applicable to all non-money market mutual funds. As part of this proposal, the fundamental restriction covering restricted securities for the U.S. Government/AAA-Rated Securities Fund would be eliminated. In addition, in connection with their review of these proposals, the Board of Trustees approved the elimination of the NON-FUNDAMENTAL restrictions set forth below.

 CURRENT TEXT (ALL FUNDS)

[The Fund may not...] enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Fund's total assets would be so invested.

 CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)

[The Fund may not$] acquire securities subject to restrictions on disposition imposed by the 1933 Act, if immediately after and as a result of such acquisition, the value of all such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets.

CURRENT TEXT (NON-FUNDAMENTAL POLICY FOR ALL FUNDS EXCEPT U.S.
GOVERNMENT/AAA-RATED SECURITIES FUND AND CASH MANAGEMENT FUND)

 The Global Growth Fund, Global Small Capitalization Fund, International Fund and High-Yield Bond Fund may not invest more than 10% of the value of their total assets in securities which are restricted as to resale; the Growth Fund, Growth-Income Fund and Asset Allocation Fund may not invest more than 5% of the value of their respective total assets in securities which are restricted as to resale. (Rule 144A securities and Section 4(2) commercial paper, as defined in the Securities Act of 1933, are excluded from these investment limits.) As a condition to the acquisition of the type of securities mentioned herein, the funds will ordinarily require that the issuer of such securities agree to bear the expenses of registration under the Securities Act of 1933, if and when the Funds desire to sell such securities. The need to effect such registration could result in a delay in disposing of such securities.

 PROPOSED TEXT (NON-FUNDAMENTAL POLICY FOR ALL FUNDS EXCEPT CASH MANAGEMENT
FUND)

  [The Fund may not...] invest more than 15% of its net assets in illiquid securities.

RESTRICTIONS PROPOSED TO BE ELIMINATED

  The following investment restrictions are not required under the 1940 Act. They were originally adopted in response to state law restrictions or interpretations that no longer apply to the Funds. Therefore, in order to increase the ability of the Investment Adviser to manage the Funds' assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated.

2C. PLEDGING ASSETS

  In certain circumstances these restrictions could interfere with the Funds' ability to borrow temporarily for extraordinary or emergency purposes. The Funds' current borrowing limits would remain unchanged.

  CURRENT TEXT (ALL FUNDS EXCEPT U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)

[The Fund may not...] pledge, or hypothecate the Fund's assets.

CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

 [The Fund may not...] mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS.

3. APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST TO CHANGE THE NAME OF THE SERIES TO AMERICAN FUNDS INSURANCE SERIES.

  The Series began selling shares to separate accounts of The Lincoln National Life Insurance Company in 1987 under the name American Variable Insurance Series. The Series subsequently entered into participation agreements with other insurance companies to sell shares to separate accounts. These include:
Hartford Life Insurance Company, Travelers Life and Annuity Company, Prudential Life Insurance Company, Transamerica Life Insurance Company and Paragon Life Insurance Company.

  In light of these new relationships and related marketing efforts, the Board of Trustees believes it is important that there be broad recognition of the Series' existing relationship with The American Funds Group.(r) Both the Series and each of the mutual funds in The American Funds Group are managed by Capital Research and Management Company. Accordingly, the Board of Trustees has proposed that the name of the Series be changed to "American Funds Insurance Series." The name change requires an amendment to the Declaration of Trust and therefore must also be approved by a vote of a majority of the shares outstanding and entitled to vote.

  SECTION 1.1 OF ARTICLE I OF THE SERIES' DECLARATION OF TRUST WILL BE AMENDED TO READ AS FOLLOWS:

   Section 1.1 - Name.

   The name of this Trust created hereby is $American Funds Insurance Series.' THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

4. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR 2000

  Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of trustees who are not "interested persons" of the Series as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP to act as independent public accountant for the Series for the year 2000. PricewaterhouseCoopers LLP has served as the Series' independent public accountant since March 18, 1991. No representative of PricewaterhouseCoopers LLP is expected to attend the shareholder meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS

  Neither the persons named in the enclosed proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares they represent a discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Funds and their shareholders.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Series, at the Series' principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

  Under the laws of Massachusetts, where the Series is organized, and the Series' Declaration of Trust and By-Laws, the Series is not required to hold regular meetings of Fund shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Series does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

  Capital Research and Management Company is the investment adviser to the Series and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821.

  The enclosed proxy is solicited by and on behalf of the Board of Trustees of the Series. The Series will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and trustees of the Series, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

  You may obtain a copy of the Series' most recent annual report, without charge, by writing to the Secretary of the Series at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 By Order of the Board of Trustees,

 CHAD L. NORTON
 Secretary

May 26, 2000

PROXY INSTRUCTION CARD                               PROXY  INSTRUCTION CARD

                      AMERICAN VARIABLE INSURANCE SERIES
                 MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2000

This Voting Instruction Card is being sent to contractholders who had unit values in a Separate Account of the above-referenced Insurance Company (the "Company") that invests in the below-referenced Fund(s) (the "Fund(s)") and who are entitled to instruct the Company on how to vote the shares held by the Separate Account.

The undersigned contractholder hereby instructs the Company to vote, at the Special Meeting of Shareholders of the Series to be held at the office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 p.m., and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract as directed below and on the reverse side of this card.

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

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.


      Signature
      Signature of joint owner, if any
                            ,2000
      Date

Fund                                   Fund                                 Fund

Asset Allocation      XXXXXXX.XXX      Global Small       XXXXXXX.XXX       International         XXXXXXX.XXX
CL-1                                   Cap CL-1                             CL-1

Asset                 XXXXXXX.XXX      Global Small       XXXXXXX.XXX       International         XXXXXXX.XXX
Allocation                             Cap CL-2                             CL-2
CL-2

Bond CL-1             XXXXXXX.XXX      Growth CL-1        XXXXXXX.XXX       New World CL-1        XXXXXXX.XXX

Bond CL-2             XXXXXXX.XXX      Growth CL-2        XXXXXXX.XXX       New World CL-2        XXXXXXX.XXX

Cash Mngmnt           XXXXXXX.XXX      Growth-Income      XXXXXXX.XXX       US Govt/AAA-Sec       XXXXXXX.XXX
CL-1                                   CL-1                                 CL-1

Cash Mngmnt           XXXXXXX.XXX      Growth-Income      XXXXXXX.XXX       US Govt/AAA-Sec       XXXXXXX.XXX
CL-2                                   CL-2                                 CL-2

Global Growth         XXXXXXX.XXX      High-Yield         XXXXXXX.XXX
CL-1                                   Bond CL-1

Global Growth         XXXXXXX.XXX      High-Yield         XXXXXXX.XXX
CL-2                                   Bond CL-2


PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:   __
__   TO VOTE FOR ALL PROPOSALS, MARK THIS BOX. (NO OTHER VOTE IS NECESSARY.)

1.  Election of Trustees:                                                                   FOR WITHHOLD FOR
                                                                                            ALL ALL      ALL
                                                                                                       EXCEPT

Lee A. Ault III             05     Martin Fenton           09     Kirk P. Pendleton         __   __     __

H. Frederick Christie       06     Leonard R. Fuller       10     James F. Rothenberg

Joe E. Davis                07     Mary Myers Kauppila

James K. Dunton             08     Donald D. O'Neal


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided.

                  .
2.  Approval of the proposed changes to the Series' investment restrictions:

2A. Reclassify restriction regarding purchasing securities of other investment companies as a non-fundamental restriction.
__  To vote ALL Funds FOR;  __  to vote ALL Funds AGAINST; or
__ to ABSTAIN votes for ALL Funds mark the appropriate box, OR vote separately by Fund below.

                                                     FOR              AGAINST                 ABSTAIN

Asset Allocation CL-1
Asset Allocation CL-2
Bond CL-1
Bond CL-2
Global Growth CL-1
Global Growth CL-2
Global Small Cap CL-1
Global Small Cap CL-2
Growth CL-1
Growth CL-2
Growth-Income CL-1
Growth-Income CL-2
High-Yield Bond CL-1
High-Yield Bond CL-2
International CL-1
International CL-2
New World CL-1
New World CL-2
US Govt/AAA-Sec CL-1
US Govt/AAA-Sec CL-2

2B. Reclassify restriction regarding illiquid/restricted securities as a non-fundamental restriction.
__   To vote ALL Funds FOR;            __  to vote ALL Funds AGAINST; or
__ to ABSTAIN votes for ALL Funds mark the appropriate box, OR vote separately by Fund below.

                                                     FOR              AGAINST                 ABSTAIN

Asset Allocation CL-1
Asset Allocation CL-2
Bond CL-1
Bond CL-2
Global Growth CL-1
Global Growth CL-2
Global Small Cap CL-1
Global Small Cap CL-2
Growth CL-1
Growth CL-2
Growth-Income CL-1
Growth-Income CL-2
High-Yield Bond CL-1
High-Yield Bond CL-2
International CL-1
International CL-2
New World CL-1
New World CL-2
US Govt/AAA-Sec CL-1
US Govt/AAA-Sec CL-2

2C.  Eliminate restriction regarding pledging assets.
__   To vote ALL Funds FOR;         __   to vote ALL Funds AGAINST; or
__ to ABSTAIN votes for ALL Funds mark the appropriate box, OR vote separately by Fund below.

                                                     FOR              AGAINST                 ABSTAIN

Asset Allocation CL-1
Asset Allocation CL-2
Bond CL-1
Bond CL-2
Global Growth CL-1
Global Growth CL-2
Global Small Cap CL-1
Global Small Cap CL-2
Growth CL-1
Growth CL-2
Growth-Income CL-1
Growth-Income CL-2
High-Yield Bond CL-1
High-Yield Bond CL-2
International CL-1
International CL-2
New World CL-1
New World CL-2
US Govt/AAA-Sec CL-1
US Govt/AAA-Sec CL-2

__  3.  Approval of an amendment to the Declaration of Trust to change the name
of the Series.   FOR    AGAINST   ABSTAIN

__  4.  Ratification of selection of PricewaterhouseCoopers LLP as independent
public accountant.   FOR    AGAINST   ABSTAIN

    In their discretion, upon other matters as may properly come before the meeting.


                                   IMPORTANT

CONTRACTHOLDERS CAN HELP THE SERIES AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS


               BY PROMPTLY RETURNING THIS PROXY INSTRUCTION CARD.